UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2019

InfuSystem Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35020	20-3341405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

31700 Research Park Drive

Madison Heights, Michigan 48071

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 291-1210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 5, 2019, InfuSystem Holdings, Inc., (the “Company”), and its direct and indirect subsidiaries, entered into the Fifth Amendment to Credit Agreement (the “Amendment”) with JPMorgan Chase Bank, N.A., as lender (the “Lender”), which amends the credit agreement among the Company, its direct and indirect subsidiaries (together with the Company, collectively, the “Borrowers”), and the Lender, entered into on March 23, 2015 (as amended, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein have the meaning set forth in the Amendment. The Amendment amended the Credit Agreement to, among other things:

●	increase the Capital Expenditure Loan Commitment to $8,000,000;

●	increase the Revolving Commitment to $11,000,000;

●

revise the definition of EBITDA to include the following additional add-back adjustments: (i) fees and charges in an aggregate amount not to exceed $250,000 incurred prior to December 31, 2019 relating to the Borrowers' integration of business previously served by another major provider of electric oncology pumps; and (ii) lease buyout expenses not to exceed: (x) $100,000 incurred on or prior to December 31, 2018; and (y) $180,000 incurred after December 31, 2018 but on or prior to March 31, 2019;

●

revise the definition of Fixed Charge Coverage Ratio to provide that, in determining such ratio for the 2019 fiscal year, the unfinanced portion of Capital Expenditures will be calculated as the unfinanced portion of Capital Expenditures minus up to $7,000,000 in the unfinanced portion of Capital Expenditures made from cash on hand;

●

revise Section 6.01(e) of the Credit Agreement, which governs the amount of permitted Indebtedness to finance the acquisition, construction or improvement of any fixed or capital assets, to limit such Indebtedness to the sum of: (i) $33,096.05 (the approximate aggregate outstanding principal amount of such indebtedness at December 31, 2018); plus (ii) an additional amount of $2,025,000 incurred after December 31, 2018, as such amount may be reduced from time to time; and

●

revise Section 6.12(a) of the Credit Agreement, which governs the permitted Leverage Ratio, to provide that the Borrowers will not permit the Leverage Ratio to exceed: (i) 3.25 to 1.0 between December 31, 2018 and March 31, 2019; (ii) 3.75 to 1.0 between March 31, 2019 and June 30, 2019; (iii) 3.50 to 1.0 between June 30, 2019 and September 30, 2019; or (iv) 3.25 to 1.0 at any time on or after September 30, 2019.

This summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 above and is incorporated herein by reference.

Item 7.01.	Regulation FD.

On February 11, 2019, the Company issued a press release announcing the Amendment to the Credit Agreement described in Item 1.01 above and disclosing additional information regarding the Company's business. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description
10.1	Fifth Amendment to Credit Agreement
99.1	Press Release of InfuSystem Holdings, Inc., dated February 11, 2019

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Gregory W. Schulte
Gregory W. Schulte
Chief Financial Officer

Dated: February 11, 2019